SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 1, 2003






                         CNL retirement PROPERTIES, INC.
               (Exact Name of Registrant as Specified in Charter)



Maryland                            000-32607                    59-3491443
(State or other jurisdiction   (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)


      450 South Orange Avenue                                   32801
          Orlando, Florida                                   (Zip Code)
 (Address of principal executive offices)



       Registrant's telephone number, including area code: (407) 650-1000




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Item 5.       Other Events and Required FD Disclosure.

         Reference is made to the press release dated April 1, 2003, which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.


       (a)    Not applicable.

       (b)    Not applicable.

       (c)    Exhibits.

              Exhibit No. 99.1   Press Release dated April 1, 2003.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.


                                   CNL RETIREMENT PROPERTIES, INC.



Dated: April 1, 2003      By:      /s/ Thomas J. Hutchison III
                                   --------------------------------------------
                                   THOMAS J. HUTCHISON III, President



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                                  EXHIBIT INDEX


               Exhibit No. 99.1. Press Release dated April 1, 2003.